Exhibit A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
President, Associate General Counsel of Menlo Acquisition Corporation Investment Employment principally conducted through Seidman & Associates, L.L.C. (Manager), Seidman Investment Partnership, L.P.and Seidman Investment Partnership II, LP (President of Corporate General Partner), Kerrimatt, LP (Investment Manager), Pollack Investment Partnership, L.P. (Co-General Partner) and Federal Holdings, LLC (Investment Manager)and Lawrence B. Seidman, Esq.

                                 KEVIN S. MOORE
                               Clark Estates, Inc.
                              One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Private Real Estate Investor and Businessman Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Private Real Estate Investor and Businessman Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

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                                 DENNIS POLLACK
                               47 Blueberry Drive
                            Woodcliff Lake, NJ 07677
Principal Occupation: Businessman and private investor
Chief Operating Officer of Paulson & Co.,
590 Madison Avenue, New York, NY 10022
President/CEO of Pegasus Funding Group, LLC
Co-General Partner of Pollack Investment Partnership, L.P.

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